Adient – PUBLIC Barclays Global Automotive and Mobility Tech Conference November 30, 2023

Adient – PUBLIC Adient has made statements in this document that are forward-looking and, therefore, are subject to risks and uncertainties. All statements in this document other than statements of historical fact are statements that are, or could be, deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In this document, statements regarding Adient’s expectations for its deleveraging activities, the timing, benefits and outcomes of those activities, as well as its future financial position, sales, costs, earnings, cash flows, other measures of results of operations, capital expenditures or debt levels and plans, objectives, market position, outlook, targets, guidance or goals are forward-looking statements. Words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “forecast,” “project” or “plan” or terms of similar meaning are also generally intended to identify forward-looking statements. Adient cautions that these statements are subject to numerous important risks, uncertainties, assumptions and other factors, some of which are beyond Adient’s control, that could cause Adient’s actual results to differ materially from those expressed or implied by such forward-looking statements, including, among others, risks related to: the Ukraine conflict and its impact on the regional and global economies and additional pressure on supply chains and vehicle production, the effects of local and national economic, credit and capital market conditions on the economy in general, and other risks and uncertainties, the continued financial and operational impacts of and uncertainties relating to the COVID-19 pandemic on Adient and its customers, suppliers, joint venture partners and other parties, work stoppages, including due to supply chain disruptions and similar events, energy and commodity availability and prices, the company’s ability and timing of customer recoveries for increased input costs, the availability of raw materials and component products (including components required by our customers for the manufacture of vehicles (i.e., semiconductors)), whether deleveraging activities may yield additional value for shareholders at all or on the same or different terms as those described herein, the ability of Adient to execute its turnaround plan, automotive vehicle production levels, mix and schedules, as well as our concentration of exposure to certain automotive manufacturers, the ability of Adient to effectively launch new business at forecast and profitable levels, the ability of Adient to meet debt service requirements, the terms of future financing, the impact of tax reform legislation, uncertainties in U.S. administrative policy regarding trade agreements, tariffs and other international trade relations, general economic and business conditions, the strength of the U.S. or other economies, shifts in market shares among vehicles, vehicle segments or away from vehicles on which Adient has significant content, changes in consumer demand, global climate change and related emphasis on ESG matters by various stakeholders, the ability of Adient to achieve its ESG-related goals, currency exchange rates and cancellation of or changes to commercial arrangements, and the ability of Adient to identify, recruit and retain key leadership. A detailed discussion of risks related to Adient’s business is included in the section entitled “Risk Factors” in Adient’s Annual Report on Form 10-K for the fiscal year ended September 30, 2023 filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 17, 2023, and in subsequent reports filed with or furnished to the SEC, available at www.sec.gov. Potential investors and others should consider these factors in evaluating the forward-looking statements and should not place undue reliance on such statements. The forward-looking statements included in this document are made only as of the date of this document, unless otherwise specified, and, except as required by law, Adient assumes no obligation, and disclaims any obligation, to update such statements to reflect events or circumstances occurring after the date of this document. In addition, this document includes certain projections provided by Adient with respect to the anticipated future performance of Adient’s businesses. Such projections reflect various assumptions of Adient’s management concerning the future performance of Adient’s businesses, which may or may not prove to be correct. The actual results may vary from the anticipated results and such variations may be material. Adient does not undertake any obligation to update the projections to reflect events or circumstances or changes in expectations after the date of this document or to reflect the occurrence of subsequent events. No representations or warranties are made as to the accuracy or reasonableness of such assumptions, or the projections based thereon. This document also contains non-GAAP financial information because Adient’s management believes it may assist investors in evaluating Adient’s on-going operations. Adient believes these non-GAAP disclosures provide important supplemental information to management and investors regarding financial and business trends relating to Adient’s financial condition and results of operations. Investors should not consider these non-GAAP measures as alternatives to the related GAAP measures. A reconciliation of non-GAAP measures to their closest GAAP equivalent are included in the appendix. Reconciliations of non-GAAP measures related to FY2024 guidance have not been provided due to the unreasonable efforts it would take to provide such reconciliations. Important Information 2Barclays Global Automotive and Mobility Tech Conference November 30, 2023

Adient – PUBLIC Navigating shifting industry dynamics through focused strategy 3 > In FY24 and beyond, Adient will adapt to an auto industry that is evolving around the balance and timing of EV transition > Influences driving this evolution include: > Pricing and affordability of EVs (vs. ICE) among factors influencing pace of adoption > Traditional OEM re-timing EV launches to align with demand > Expected growth and influence of the Chinese domestic auto manufacturers > Yesterday’s winners are not necessarily tomorrow’s winners > New China platforms have “leapfrogged” traditional vehicles in innovation and cost as well as perception > Access to technology and innovation – global partnerships vs. in- house capabilities > Cost matters: Need to compete in a cost-driven market that is embracing agility and cost efficiency Adient’s position as a leading seat supplier enables the company to advance technology across customers while driving costs down Strengthening our leading position Creating a sustainable future together Driving operational and financial improvements Leading supplier focused on automotive seating + Embracing and leveraging a shift in industry dynamics These enabled strong business and financial performance in FY23 Barclays Global Automotive and Mobility Tech Conference November 30, 2023

Adient – PUBLIC 4Barclays Global Automotive and Mobility Tech Conference Simplified seat systems enable process improvements ES3: Evolution of Seating Systems Sustainability > Brings expertise and relevant data to our customers to improve their content and sourcing decisions and increase Adient’s overall value-add > By driving better design decisions, including de-proliferation of part numbers, process improvements like modular assembly and long distance JIT are made possible JD Power Results Market Research VAVE Workshops Warranty Analysis Benchmarking IIHS Rating Innovation Portfolio Post Job 1 Drive continuous improvement Phase 2-3 VAVE Workshop at Development Start aiming to improve profitability Phase 0-1 (RFI/RFQ) Influence OEM content & sourcing decisions with market knowledge Customer R&D Collaboration Joint Development with customer on target vehicles November 30, 2023

Adient – PUBLIC 5 Favorable trends suggest seating content growth will continue > Historically, Adient sales have outpaced global vehicle production growth by about ~150 bps 1 > Key factors driving outperformance in recent quarters are largely attributed to customer/product mix, new business wins in China where significant vertical integration -- including JIT, foam, trim, and safety features -- is captured > Longer-term, as Advanced Driver Assist Systems (ADAS) and Comfort features become more prevalent, seating content is expected to grow faster than vehicle production as OEMs adopt these innovative new interior configurations and features > The question of increased revenue is moving from “if” to “when” it will be realized 1 - Management estimates of outperformance in FY21-FY23 based on third party production volume estimates Favorable trends in China today that are expected to cascade into other regions > China is bringing a concept to the market of what a vehicle could be that is very different from traditional OEMs -- with focus on electronic functionality, ADAS, and interior configuration around creature comfort > Adient’s industry leading zero gravity seat, built to balance the ultimate in comfort with safety in mind, is an example of the kind of innovation that these new players are generating > Adient’s leading position in China allows us to leverage its technology across geographies > Execution matters -- our customers cannot afford bad launches, especially in the emerging stages of brand reputation building Barclays Global Automotive and Mobility Tech Conference November 30, 2023

Adient – PUBLIC November 30, 2023 6 > Continuous improvement and system optimization are engrained in Adient’s day-to-day processes, driving improved business performance > Legacy footprint and sub-assembly processes are continuously revised to optimize the overall assembly process > Long distance JIT leverages low-cost production footprint to further optimize assembly while minimizing capital spending requirements > Engineering commonality drives reduced costs, improved speed > Value stream mapping drives continued evolution to capture the benefits of reduced labor costs, improved freight and logistics, capital and engineering re-use, and content simplification Barclays Global Automotive and Mobility Tech Conference Executive summary Business performance is driven by continuous improvement workstreams driving value to Adient and its customers today

Modular seat assembly leverages Adient's vertical integration

Historical assembly process

Seat back frame, cushion pan and components (including wire harness, motors, memory modules, fasteners) were shipped to JIT assembly individually



JIT facility receives cushion pan and individual components; responsible for seat cushion module assembly on site



Adient's global metals capabilities enable streamlined cost and processes vs. traditional assembly

Integrated & Optimized Modular Assembly

Adient Partner Components shipped to metals stamping facility and assembled using low-cost labor



Adient Back Frame Assembly Module

Adient Cushion Assembly Module

JIT assembly facility receives fully assembled seat cushion and back frame modules, minimizing JIT labor utilized on module assembly



- **30% reduction** in *Complete Direct* JIT Front Row Labor
- Inventory optimized
- **In production in FY24**

Barclays Global Automotive and Mobility Tech Conference Adient – PUBLIC November 30, 2023 7

Adient – PUBLIC OEM 1 OEM 2 Supplier Partner Components Long distance JIT goes further in driving efficiencies > Long distance JIT leverages cost effective labor for complete seat assembly - up to 30% lower direct labor cost > Flexible solution that allows Adient to service multiple customers efficiently without dedicating significant footprint to a single program > Restructuring costs are minimized when JIT programs build out or are not renewed > Multiple programs with multiple customers in EMEA and Asia currently in production with long distance JIT Components Supplier Partner Supplier Partner Using long distance JIT, Adient leverages existing footprint to efficiently build complete seat systems and deliver to sequencing centers closely located to our OEM customers > Complete seat JIT assembly takes place in existing cost-effective footprint > Fully assembled seat systems are moved to a sequencing center near or collocated with the customer > Seats are delivered to the customer on time and in sequence November 30, 2023Barclays Global Automotive and Mobility Tech Conference 8

Common structure design reuse is fast, effective, practical

ADIENT



Back Recliner Adjust
Height Adjust
Track Adjust
Tilt Adjust
Cushion Ventilation
Back Ventilation
Massage
Back Heating
Cushion Heating
Bolster
Cushion Extension
Leg Support
Turntable
Power Headrest
Long Track
Fold/Ground Armrest
Rear Hip Support

> C-Platform is a design owned by Adient that can be used with multiple customers, with value shared by the OEM and Adient
>
> > **Improved development timing** -- a significant value driver with NEV customers
> >
> > **Reduced development cost**
> >
> > **Validated, predictable performance**
> >
> > **Reduced tooling needs and capital spending**

Engineering re-use of parts in select Adient designed platforms

In production today

In Production	OEM	Re-use %	In Development	OEM	Re-use %
Platform A	OEM 1	55.1%	Platform D	OEM 1	100%
Platform B	OEM 2	61.1%	Platform E	OEM 3	54.6%
Platform C	OEM 3	69.5%	Platform F	OEM 4	61.7%

Compared to typical re-use between 0 to 35% on new, non-modular platforms[1]

Barclays Global Automotive and Mobility Tech Conference Adient – PUBLIC

1 - Management estimate

November 30, 2023 9